                       SEE REVERSE FOR LEGEND
COMMON STOCK                                          PAR VALUE $.01 PER SHARE

 NUMBER                   USLD COMMUNICATIONS CORP.                     SHARES
B             CONTINUED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             -----------------
                                                             CUSIP 902982 1D 7
                                                             -----------------
                                                          SEE REVERSE SIDE FOR
                                                           CERTAIN DEFINITIONS



THIS CERTIFIES THAT


IS THE OWNER OF

                 FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITH A
                           PAR VALUE OF $0.01 PER SHARE OF
                           USLD COMMUNICATIONS CORP.

(HEREINAFTER CALLED THE "CORPORATION"), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE TERMS, CONDITIONS AND LIMITATIONS OF THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF THE CORPORATION, AS RESTATED OR AMENDED, OR AS SAME MAY BE RESTATED OR AMENDED HEREAFTER, TO ALL OF WHICH THE HOLDER HEREOF BY ACCEPTANCE HEREOF AGREES AND ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
   WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
DATED:

                                                                /s/ [ILLEGIBLE]
COUNTERSIGNED AND REGISTERED                                           CHAIRMAN
MONTREAL TRUST COMPANY OF CANADA      VANCOUVER    [SEAL]
TRANSFER AGENT AND REGISTRAR                                     /s/ AUDIE LONG
                                                                      SECRETARY

BY       SPECIMEN
    ---------------------------------
                   AUTHORIZED OFFICER

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE
   AT THE MAIN OFFICES OF MONTREAL TRUST COMPANY OF CANADA, VANCOUVER, BC

                                    USLD COMMUNICATIONS CORP.

    USLD COMMUNICATIONS CORP. WILL FURNISH TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO SUCH CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, [] RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH SUCH CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common     UNIF GIFT MIN ACT--.....Custodian.....
    TEN ENT -- as tenants by the                          (Cust)       (Minor)
               entireties                                 under Uniform Gift to
    JT TEN  -- as joint tenants with                      Minors Act..........
               right of survivorship                             (State)
               and not as tenants
               in common
     Additional abbreviations may also be used though not in the above list.

    For value received, _____________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee.

________________________________________________________________________________

_________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:      _____________________________


                               ____________________________________________

NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                               _____________________________________________

                   _________________________________________________________
                   Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange.


                   _________________________________________________________
  THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AGREEMENT BETWEEN USLD COMMUNICATIONS CORP., FORMERLY KNOWN AS U.S. LONG DISTANCE CORP., AND U.S. TRUST COMPANY OF TEXAS, N.A., AS RIGHTS AGENTS, DATED AS OF APRIL 12, 1996, AND AS AMENDED FROM TIME TO TIME (THE "AGREEMENT") THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF U.S. TRUST COMPANY OF TEXAS, N.A. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. U.S. TRUST COMPANY OF TEXAS, N.A. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE AGREEMENT WITHOUT CHARGE PROMPTLY AFTER RECEIPT BY IT OF A WRITTEN REQUEST THEREFOR. RIGHTS ISSUED TO OR BENEFICIALLY OWNED BY A PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF SUCH ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE AGREEMENT) OR, UNDER CERTAIN CIRCUMSTANCES, TRANSFEREE THEREOF, WILL BECOME VOID AS PROVIDED IN SECTION 11(a)(II) OF THE AGREEMENT AND THEREAFTER MAY NOT BE TRANSFERRED TO ANY PERSON.